Exhibit 10.30


                    LOAN TERMINATION AND CONVERSION AGREEMENT


            This LOAN TERMINATION AND CONVERSION AGREEMENT (this "Agreement"), dated as of December 30, 2005, is between DATAMETRICS CORPORATION (the "Company"), a Delaware corporation and DMTR, LLC, a New York limited liability company (the "Lender").

                              W I T N E S S E T H:

            WHEREAS, the Company and the Lender are parties to a certain Loan Agreement dated as of January 31, 2001 (the "Loan Agreement"), which provides, in part, for indebtedness by the Company in favor of the Lender of the initial principal amount of $2,900,000 (the Loan Agreement, the Security Agreement (as hereinafter defined), and each of the other documents executed in connection with any of the foregoing, including, but not limited to the registration rights agreement, as any such documents may have been amended from time to time shall collectively be called the "Financing Documents"); and

            WHEREAS, the obligations of the Company under the Loan Agreement are secured by all of the Company's assets pursuant to a security agreement (the "Security Agreement"); and

            WHEREAS, the Lender desires to: (i) convert the debt under the Financing Documents into shares of common stock of the Company; (ii) release its lien on the Company's assets pursuant to the Security Agreement; and (iii) terminate the Financing Documents.

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            NOW,  THEREFORE,  in consideration of the promises and of the mutual
covenants   hereinafter   set  forth,   the   sufficiency  of  which  is  hereby
acknowledged, the Company and the Lender hereby agree as follows:

            1. Upon the consummation of the Refinancing (as hereinafter defined), the Financing Documents and the Security Agreement, any and all of the respective rights, benefits, and obligations of the Company or the Lender existing or arising under, pursuant to or in connection with the Financing Documents and the Security Agreement, are hereby cancelled and rendered null and void in their entirety subject to and upon the terms and conditions set forth herein.

            2. As consideration for termination of the Financing Documents and the Security Agreement, and pursuant to the terms thereunder, the Company shall issue to the Lender 244,736,130 shares of common stock of the Company (the "Shares"), without giving effect to the Company's proposed one (1) for thirty
(30) reverse stock split. Giving effect to the proposed reverse split, the Lender would receive 8,157,871 shares of common stock of the Company. Such Shares shall be issued upon the consummation of the Refinancing.

            3. The parties expressly agree that the validity and enforceability of this Agreement be, and hereby is, contingent upon the closing of a refinancing of the Company by SG DMTI Capital LLC ("SG"), the terms of which include, but are not limited to, the purchase of a maximum of $1,000,000 of Series B Preferred Stock, the provision of a secured loan in the principal amount of $500,000, the conversion of the outstanding Series A Preferred Stock into Common Stock and the issuance of a warrant to SG exercisable for 50% of the Company's outstanding Common Stock for nominal consideration (collectively, the "Refinancing").

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            4. Lender represents and warrants that:

      a. The Lender has been given the opportunity to ask questions, and receive answers, concerning the terms and conditions of the purchase of the Shares and to obtain such additional written information, to the extent the Company possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of same as the Lender desires in order to evaluate the investment. The Lender acknowledges that the Lender has received no representations or warranties from the Company or its employees or agents in making this investment decision. The Lender has been informed of all facts pertaining to the Company as it may have required or believed desirable in connection with its investment. The Lender is aware that the purchase of the Shares is a speculative investment involving a high degree of risk and that there is no guarantee that the Lender will realize any gain from this investment, and that the Lender could lose the total amount of the Lender's investment and that the Lender can bear the economic risk of such investment. The risks include, but are not limited to, the Company's history of losses, liquidity problems and uncertainty as to whether it can continue as a going concern.

      b. The Lender understands that no federal or state agency has made any finding or determination regarding the fairness of the sale of the Shares or any recommendation or endorsement of the Shares. Any representation to the contrary is a criminal offense.

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      c. The Lender is purchasing the Shares for the Lender's own account,  with the intention of holding its portion of the Shares, with no present intention of dividing or allowing others to participate in this investment or of reselling or otherwise participating, directly or indirectly, in a distribution of the Shares .. The Lender understands that the Shares are unregistered and, may be required to be held unless they are subsequently registered under the Securities Act, or an exemption from such registration is available. Lender acknowledges that one such exemption from registration which permits sales to the public is Rule 144 under the Securities Act which requires that the securities be held for a minimum of one year and has certain restrictions on the manner of sale and that the Company is not current with respect to its obligations to file the periodic reports required under the Securities Exchange Act of 1934 during the past 12 months. Until and unless such reports are filed, the Lender will be required to refrain from any public sale of the Shares for two years after the purchase of the Shares, unless the Shares are registered under the Securities Act.

            5. Lender acknowledges that:

      a. it will not offer, sell, pledge, hypothecate, or otherwise dispose of the Shares unless such offer, sale, pledge, hypothecation or other disposition is (i) registered under the Securities Act, or (ii) such offer, sale, pledge, hypothecation or other disposition thereof does not violate the Securities Act. The Lender agrees that the Company may provide for appropriate transfer instructions to implement the provisions of this Section.

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      b. the certificates representing the shares of common stock shall bear the following restrictive legend:

            THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFRED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS WHICH, IN THE OPINION OF COUNSEL FOR THE HOLDER, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO COUNSEL FOR THIS CORPORATION, IS AVAILABLE.

            6. By reason of this Agreement, the parties expressly acknowledge, agree, and stipulate as follows:

      a. No party owes any sums to any other party under or pursuant to the Financing Documents, the Security Agreement, or otherwise, except as described in paragraph "2" of this Agreement.

      b. No party has any claim or cause of action against the other arising out of, pursuant to, or in connection with, the Financing Documents or the Security Agreement through and as of the date hereof;

      c. The express purpose of this Agreement is to effect a complete, final, and unconditional settlement between the parties with respect to the Financing Documents and the Security Agreement, and any and all matters, transaction, or disputes between the parties thereunder or otherwise which may be outstanding through and as of the date hereof; and

      d. Upon the cancellation and termination of the Financing Documents and the Security Agreement effected by the provisions hereof, no party shall have any remaining duties or obligations whatsoever to the other with respect to any matter or transaction, except for causing the issuance of shares described in paragraph 2 herein.

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            6. The parties expressly agree that this Agreement shall be governed by and shall be interpreted, construed, and enforced in accordance with the laws of the State of New York, without giving effect to provisions as to conflicts of laws and with the same force and effect as if this Agreement were fully executed and to be performed wholly within the State of New York.

            7. All the terms and provisions of this Agreement shall be binding upon, inure to the benefit of, and be enforceable by the parties hereto and their respective successors and assigns.

            8. This Agreement constitutes the entire agreement of the parties hereto with respect to the matters herein contained and may not be altered, modified, or amended except in writing, executed, and delivered by or on behalf of the parties.

            9. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. An executed copy of this Agreement sent by facsimile shall be effective as an original.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

                                           DATAMETRICS CORPORATION

                                           By: /s/ Daniel Bertram
                                             ----------------------------------
                                           Its: Chief Executive Officer

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                                           DMTR, LLC

                                           By: /s/ Bruce Galloway
                                              ----------------------------------
                                           Its: Managing Member



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